Exhibit 21.1

The following is a list of the subsidiaries of Eagle Bulk Shipping Inc. as of March 4, 2011.

Name of Significant Subsidiary	Jurisdiction of Incorporation

Eagle Shipping International (USA) LLC	Marshall Islands
Eagle Ship Management LLC	Delaware
Eagle Management Consultants LLC	Delaware
Eagle Bulk Pte. Ltd.	Singapore
Eagle Bulk Shipping Pte. Ltd	Singapore
Eagle Bulk (Delaware) LLC	Delaware
Avocet Shipping LLC	Marshall Islands
Besra Shipping LLC	Marshall Islands
Bittern Shipping LLC	Marshall Islands
Canary Shipping LLC	Marshall Islands
Cardinal Shipping LLC	Marshall Islands
Cernicalo Shipping LLC	Marshall Islands
Condor Shipping LLC	Marshall Islands
Crane Shipping LLC	Marshall Islands
Crested Eagle Shipping LLC	Marshall Islands
Crowned Eagle Shipping LLC	Marshall Islands
Egret Shipping LLC	Marshall Islands
Falcon Shipping LLC	Marshall Islands
Fulmar Shipping LLC	Marshall Islands
Gannet Shipping LLC	Marshall Islands
Golden Eagle Shipping LLC	Marshall Islands
Goldeneye Shipping LLC	Marshall Islands
Goshawk Shipping LLC	Marshall Islands
Grebe Shipping LLC	Marshall Islands
Griffon Shipping LLC	Marshall Islands
Harrier Shipping LLC	Marshall Islands
Hawk Shipping LLC	Marshall Islands
Heron Shipping LLC	Marshall Islands
Ibis Shipping LLC	Marshall Islands
Imperial Eagle Shipping LLC	Marshall Islands
Jaeger Shipping LLC	Marshall Islands
Jay Shipping LLC	Marshall Islands
Kestrel Shipping LLC	Marshall Islands
Kingfisher Shipping LLC	Marshall Islands

Kite Shipping LLC	Marshall Islands
Kittiwake Shipping LLC	Marshall Islands
Martin Shipping LLC	Marshall Islands
Merlin Shipping LLC	Marshall Islands
Nighthawk Shipping LLC	Marshall Islands
Oriole Shipping LLC	Marshall Islands
Osprey Shipping LLC	Marshall Islands
Owl Shipping LLC	Marshall Islands
Peregrine Shipping LLC	Marshall Islands
Petrel Shipping LLC	Marshall Islands
Puffin Shipping LLC	Marshall Islands
Raptor Shipping LLC	Marshall Islands
Redwing Shipping LLC	Marshall Islands
Roadrunner Shipping LLC	Marshall Islands
Robin Shipping LLC	Marshall Islands
Saker Shipping LLC	Marshall Islands
Sandpiper Shipping LLC	Marshall Islands
Shikra Shipping LLC	Marshall Islands
Shrike Shipping LLC	Marshall Islands
Skua Shipping LLC	Marshall Islands
Snipe Shipping LLC	Marshall Islands
Sparrow Shipping LLC	Marshall Islands
Sparrowhawk Shipping LLC	Marshall Islands
Stellar Eagle Shipping LLC	Marshall Islands
Swift Shipping LLC	Marshall Islands
Tern Shipping LLC	Marshall Islands
Thrasher Shipping LLC	Marshall Islands
Thrush Shipping LLC	Marshall Islands
Woodstar Shipping LLC	Marshall Islands
Wren Shipping LLC	Marshall Islands
Anemi Maritime Services S.A.	Liberia
Agali Shipping S.A.	Marshall Islands
Avlona Shipping S.A.	Marshall Islands
Delfini Shipping S.A.	Marshall Islands
Drosato Shipping S.A.	Marshall Islands
Fountana Shipping S.A.	Marshall Islands
Kampia Shipping S.A.	Marshall Islands
Kofina Shipping S.A.	Marshall Islands
Marmaro Shipping S.A.	Marshall Islands
Mesta Shipping S.A.	Marshall Islands

Mylos Shipping S.A.	Marshall Islands
Nagos Shipping S.A.	Marshall Islands
Nenita Shipping S.A.	Marshall Islands
Olympi Shipping S.A.	Marshall Islands
Pelineo Shipping S.A.	Marshall Islands
Pyrgi Shipping S.A.	Marshall Islands
Rahi Shipping S.A.	Marshall Islands
Sirikari Shipping S.A.	Marshall Islands
Spilia Shipping S.A.	Marshall Islands